UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2007

ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-32935	88-0331369
(Commission File Number)	(IRS Employer Identification No.)

26777 Central Park Blvd., Suite 200 Southfield, Michigan	48076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 352-7530

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On September 4, 2007, Alan Lotvin, M.D., Chief Medical Officer of Arcadia Resources, Inc. (the “Company”), resigned as an employee and officer of the Company and as an employee, director and officer of Care Clinic, Inc., a subsidiary of the Company, effective at the close of business on September 14, 2007.

Item 8.01 Other Events

     At the Annual Meeting of Stockholders of the Company held on September 7, 2007, the Company’s stockholders approved the election of Peter A. Brusca, M.D. and Russell T. Lund, III as Class C directors to hold office for a term of three years. The Tabulation of Stockholder Votes is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description
99.1	Tabulation of Stockholder Votes

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.

By:	/s/ Lynn Fetterman
Lynn Fetterman
Its:	Interim Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

Dated: September 10, 2007